Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2024
Disclosure [Abstract]
Cash and Cash Equivalents
9)	CASH AND CASH EQUIVALENTS

The balance in this caption is comprised of available amounts of cash and cash equivalents, represented by low-risk,
highly liquid short-term investments readily convertible into known amounts of cash, including overnight investments, which yield fixed returns and have maturities of less than three months from the investment date. These fixed-income investments are recorded at cost plus accrued interest. Accrued interest is included in the statement of income as part of “Financial income and other items, net.”
As of December 31, 2024 and 2023, consolidated cash and cash equivalents consisted of:

		2024	2023
Cash and bank accounts	$	330	363
Fixed-income securities and other cash equivalents		534	261

	$	864	624